SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2013

EnviroStar, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-14757	11-2014231
(Commission File Number)	(IRS Employer Identification No.)

290 N.E. 68 Street, Miami, Florida	33138
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (305) 754-4551

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01   Entry into a Material Definitive Agreement

On October 16, 2013, EnviroStar, Inc. (the “Company”) received an Extension Notice (the "Extension Notice") from Wells Fargo Bank, National Association ("Wells Fargo"), under that certain Credit Agreement, dated as of November 16, 2011 (the "Credit Agreement"), between the Company and Wells Fargo.  Pursuant to the Extension Notice, the maturity date for advances under the Credit Agreement has been extended from November 1, 2013 to November 1, 2014.  The foregoing description is subject to, and qualified in its entirety by reference to, the full text of the Extension Notice filed as an exhibit to this Report, which exhibit is incorporated herein by reference.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits:

  4.1(a)     Extension Notice, dated as of October 16, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EnviroStar, Inc.

Date: October 18, 2013	By:	/s/ Venerando J. Indelicato
Venerando J. Indelicato,
Treasurer and Chief Financial Officer

EXHIBIT INDEX
Exhibit No.	Description

4.1(a)	Extension Notice, dated as of October 16, 2013.